                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 10, 2001



                        AMERICAN COIN MERCHANDISING, INC.
               (Exact name of registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-26580                                             84-1093721
(Commission File Number)                       (IRS Employer Identification No.)





                               5660 CENTRAL AVENUE
                             BOULDER, COLORADO 80301
              (Address of Principal Executive Offices and Zip Code)



                                 (303) 444-2559
              (Registrant's telephone number, including area code)


                             ----------------------

ITEM 5.  OTHER EVENTS

         On September 10, 2001, American Coin Merchandising, Inc. ("AMERICAN COIN") issued a press release announcing that it had signed an Agreement and Plan of Merger (the "REORGANIZATION AGREEMENT"), by and among Crane Mergerco Holdings, Inc., a Delaware corporation ("PARENT"), Crane Mergerco Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("ACQUISITION SUB") and American Coin. Pursuant to the Reorganization Agreement, and subject to the terms and conditions thereof, Parent will acquire American Coin in a merger (the "MERGER").

         Under the terms of the Reorganization Agreement, Acquisition Sub will purchase all of the issued and outstanding Common Stock, par value $.01 per share, of the American Coin ("SHARES"), for $8.50 per share net to the stockholder in cash, and American Coin's outstanding stock options will be converted into the right to receive a cash payment equal to the value of such options. The Merger is subject to various conditions, including the approval of American Coin stockholders.

         Concurrently with the execution of the Reorganization Agreement, certain stockholders of American Coin holding approximately 22% of the outstanding American Coin common stock entered into Voting Agreements with Parent, pursuant to which each such stockholder agreed, among other things, to vote all of such stockholder's shares in favor of the approval and adoption of the Reorganization Agreement.

         The Reorganization Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. A form of the Voting Agreement is filed herewith as Exhibit 2.2 and is incorporated herein by reference. The press release, dated September 10, 2001, announcing the proposed merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         There are certain risks associated with the proposed merger. The closing of the transaction is subject to a number of conditions, some of which are not within American Coin's control. If the proposed merger is not completed, American Coin's financial condition could be materially and adversely affected.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (c) EXHIBITS

         2.1 Agreement and Plan of Merger, dated as of September 9, 2001, among Crane Mergerco Holdings, Inc., a Delaware corporation, Crane Mergerco Inc., a Delaware corporation and American Coin Merchandising, Inc., but excluding any schedules.

         2.2 Form of Voting Agreement, dated as of September 9, 2001, among Crane Mergerco Holdings, Inc., a Delaware corporation and each of Richard P. Bermingham, Randall J. Fagundo, Richard D. Jones, John A. Sullivan and J. Gregory Theisen.

         99.1 Press Release of American Coin Merchandising, Inc., dated September 10, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN COIN MERCHANDISING, INC.



Dated:  September 10, 2001             By: /s/ W. John Cash
                                           -------------------------------------
                                           W. John Cash
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer

                                INDEX TO EXHIBITS


   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------

     2.1 Agreement and Plan of Merger, dated as of September 9, 2001, among Crane Mergerco Holdings, Inc., a Delaware corporation,
               Crane Mergerco Inc., a Delaware corporation and American Coin
               Merchandising, Inc., but excluding any schedules.

     2.2       Form of Voting Agreement, dated as of September 9, 2001, among
               Crane Mergerco Holdings, Inc., a Delaware corporation and each of Richard P. Bermingham, Randall J. Fagundo, Richard D. Jones, John
               A. Sullivan and J. Gregory Theisen.

     99.1      Press Release of American Coin Merchandising, Inc., dated
               September 10, 2001.